EXHIBIT 10.2

THIRD AMENDMENT TO

20% CONVERTIBLE SECURED PROMISSORY NOTE

This Third Amendment to 20% Convertible Secured Promissory Note (this “Amendment”) is entered into and effective on July 24, 2015 (the “Effective Date”) by and between Wisdom Homes of America, Inc. (f/k/a SearchCore, Inc.), a Nevada corporation (the “Company”) and Equity Trust Co. Custodian f/b/o David E. Backman IRA #T050826 (the “Holder”).

RECITALS

WHEREAS, the Company and Holder are parties to that certain 20% Convertible Secured Promissory Note dated April 28, 2014, in the original principal amount of One Hundred Thousand Dollars ($100,000) (the “Original Note”);

WHEREAS, the Company and Holder entered into a First Amendment to 20% Convertible Secured Promissory Note on May 5, 2015 (the “First Amendment”), and a Second Amendment to 20% Convertible Secured Note on May 19, 2015 (the “Second Amendment”); and

WHEREAS, the Company and Holder desire to amend certain provisions of the Original Note, effective as of the Effective Date, as set forth herein.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder agree as follows:

AGREEMENT

1. The Company is the holder of that certain Non-Recourse Secured Promissory Note dated May 19, 2014, as amended on July 24, 2015, executed by Platinum Technology Ventures, LLC in the principal amount of Two Hundred Thousand Dollars ($200,000) (the “Platinum Note”). The Company hereby agrees to assign one-half (1/2) of all payments made pursuant to the Platinum Note after the date hereof, constituting eight (8) payments of Ten Thousand Dollars ($10,000) each beginning on August 20, 2015, to Holder to pay down the principal and interest due under the Original Note, as amended by the First Amendment and the Second Amendment.

2. Other than as set forth herein, the terms and conditions of the Original Note, as amended by the First Amendment and Second Amendment, shall remain in full force and effect.

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IN WITNESS WHEREOF, the Company and Holder have executed this Agreement on the date first written above.

“Company”		“Holder”

Wisdom Homes of Nevada, Inc.,		Equity Trust Co. Custodian f/b/o
a Nevada corporation		David E. Backman IRA #T050826

By:	/s/ James Pakulis	By:	/s/ David E. Backman
	James Pakulis		David E. Backman
Its:	President	Its:	Lender/Owner of IRA Account